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                                                                   EXHIBIT 10.01

                            INDEMNIFICATION AGREEMENT

            This Agreement, made and entered into as of the       day of      ,
20  , ("Agreement"), by and between Ceridian Corporation, a Delaware corporation
("Company"), and                              ("Indemnitee"):

            WHEREAS, highly competent persons may be reluctant to serve publicly-held corporations as directors or in other capacities unless they are provided with adequate protection through insurance or adequate indemnification against risks of claims and actions against them arising out of their service to and activities on behalf of such corporations; and

            WHEREAS, the Board of Directors of the Company has determined that difficulties in attracting and retaining such persons are detrimental to the best interests of the Company's stockholders and that the Company should act to assure such persons that there will be increased certainty of such protection in the future; and

            WHEREAS, it is reasonable, prudent and necessary for the Company contractually to obligate itself to indemnify such persons to the fullest extent permitted by applicable law so that they will serve or continue to serve the Company free from undue concern that they will not be so indemnified; and

            WHEREAS, Indemnitee is willing to serve, continue to serve and to take on additional service for or on behalf of the Company on the condition that Indemnitee be so indemnified;

            NOW, THEREFORE, in consideration of the premises and the covenants contained herein, the Company and Indemnitee do hereby covenant and agree as follows:

                                    ARTICLE I
                                   DEFINITIONS

      For purposes of this Agreement the following terms shall have the meaning given here:

      1.01 "Board" shall mean the Board of Directors of the Company.

      1.02 "Change of Control" shall mean the first of the following events to occur:

            (a) there is consummated a merger or consolidation to which the Company or any direct or indirect subsidiary of the Company is a party if the merger or consolidation would result in the voting securities of the Company outstanding immediately prior to such merger or consolidation continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or any parent thereof) less than 60% of the combined voting power of the securities of the Company or
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                  such surviving entity or any parent thereof outstanding
                  immediately after such merger or consolidation; or

            (b) the direct or indirect beneficial ownership (as defined in Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act" ) in the aggregate of securities of the Company representing twenty percent (20%) or more of the total combined voting power of the Company's then issued and outstanding securities is acquired by any person or entity, or group of associated persons or entities acting in concert; provided, however, that for purposes hereof, the following acquisitions shall not constitute a Change of
                  Control: (A) any acquisition by the Company or any of its subsidiaries, (B) any acquisition directly from the Company or any of its subsidiaries, (C ) any acquisition by any employee benefit plan (or related trust or fiduciary) sponsored or maintained by the Company or any corporation controlled by the Company, (D) any acquisition by an underwriter temporarily holding securities pursuant to an offering of such securities,
                  (E) any acquisition by a corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company, (F) any acquisition in connection with which, pursuant to Rule 13d-1 promulgated pursuant to the Exchange Act, the individual, entity or group is permitted to, and actually does, report its beneficial ownership on Schedule 13G (or any successor Schedule); provided that, if any such individual, entity or group subsequently becomes required to or does report its beneficial ownership on Schedule 13D (or any successor Schedule), then, for purposes of this paragraph, such individual, entity or group shall be deemed to have first acquired, on the first date on which such individual, entity or group becomes required to or does so report on Schedule 13D, beneficial ownership of all of the voting securities of the Company beneficially owned by it on such date, and (G) any acquisition in connection with a merger or consolidation which, pursuant to paragraph (1) above, does not constitute a Change of Control; or

            (c) there is consummated a transaction contemplated by an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets, other than a sale or disposition by the Company of all or substantially all of the Company's assets to an entity, at least 60% of the combined voting power of the voting securities of which are owned by stockholders of the Company in substantially the same proportions as their ownership of the Company immediately prior to such sale; or

            (d) the stockholders of the Company approve any plan or proposal for the liquidation of the Company; or


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            (e)   a change in the composition of the Board such that the
                  "Continuity Directors" cease for any reason to constitute at least a majority of the Board. For purposes of this clause, "Continuity Directors" means (A) those members of the Board who were directors on the date hereof and (B) those members of the Board (other than a director whose initial assumption of office was in connection with an actual or threatened election contest, including but not limited to a consent solicitation, relating to the election of directors of the Company) who were elected or appointed by, or on the nomination or recommendation of, at least a two-thirds (2/3) majority of the then-existing directors who either were directors on the date hereof or were previously so elected or appointed; or

            (f) such other event or transaction as the Board shall determine constitutes a Change of Control.

      1.03 "Corporate Status" describes the status of a person who is or was a director, officer, employee, agent or fiduciary of the Company or of any other corporation, partnership, joint venture, trust, employee benefit plan or other enterprise which such person is or was serving at the express written request of the Company, and includes the status of a person who served as a director of Arbitron Inc. (previously known as Ceridian Corporation) prior to the distribution to each of Arbitron Inc.'s shareholders all shares of the Company's common stock on March 30, 2001 but only to the extent that such service relates to such distribution or the New Ceridian Business (as defined in the Distribution Agreement between Arbitron Inc. and the Company, dated as of February 14, 2001).

      1.04 "Disinterested Director" means a director of the Company who is not and was not a party to the Proceeding in respect of which indemnification is sought by Indemnitee.

      1.05 "Effective Date" means       , 20  .

      1.06 "Enterprise" shall mean the Company and any other corporation, partnership, joint venture, trust, employee benefit plan or other enterprise of which Indemnitee is or was serving at the express written request of the Company as a director, officer, employee, agent or fiduciary.

      1.07 "Expenses" shall include all reasonable attorneys' fees, retainers, court costs, transcript costs, fees of experts, witness fees, travel expenses, duplicating costs, printing and binding costs, telephone charges, postage, delivery service fees, and all other disbursements, costs, expenses and obligations paid or incurred in connection with prosecuting, defending, preparing to prosecute or defend, investigating, or being or preparing to be a witness in a Proceeding.

      1.08 "Good Faith" shall mean Indemnitee having acted in good faith and in a manner Indemnitee reasonably believed to be in or not opposed to the best interests of the Company, and,


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with respect to any criminal Proceeding, having had no reasonable cause to believe Indemnitee's conduct was unlawful.

      1.09 "Independent Counsel" means a law firm, or a member of a law firm, that is experienced in matters of corporation law and neither presently is, nor in the past five years has been, retained to represent: (i) the Company or Indemnitee in any matter material to either such party, or (ii) any other party to the Proceeding giving rise to a claim for indemnification hereunder. Notwithstanding the foregoing, the term "Independent Counsel" shall not include any person who, under the applicable standards of professional conduct then prevailing, would have a conflict of interest in representing either the Company or Indemnitee in an action to determine Indemnitee's rights under this Agreement.

      1.10 "Proceeding" includes any action, suit, arbitration, alternate dispute resolution mechanism. investigation, administrative hearing or any other actual, threatened or completed proceeding whether civil, criminal, administrative or investigative, other than one initiated by Indemnitee. For purposes of the foregoing sentence, a "Proceeding" shall not be deemed to have been initiated by Indemnitee where Indemnitee seeks to enforce Indemnitee's rights under this Agreement pursuant to Article VIII of this Agreement.

                                   ARTICLE II
                                TERM OF AGREEMENT

      This Agreement shall continue until and terminate upon the later of: (i) 10 years after the date that Indemnitee shall have ceased to serve as a director, officer, employee, agent or fiduciary of the Company or of any other corporation, partnership, joint venture, trust, employee benefit plan or other enterprise which Indemnitee served at the express written request of the Company; or (ii) the final termination of all pending Proceedings in respect of which Indemnitee is granted rights of indemnification or advancement of expenses hereunder and of any proceeding commenced by Indemnitee pursuant to Article VIII of this Agreement relating thereto.

                                   ARTICLE III
                  SERVICES BY INDEMNITEE, NOTICE OF PROCEEDINGS

      3.01 Services. Indemnitee agrees to serve as a director. Indemnitee may at any time and for any reason resign from such position (subject to any other contractual obligation or any obligation imposed by operation of law).

      3.02 Notice of Proceeding. Indemnitee agrees promptly to notify the Company in writing upon being served with any summons, citation, subpoena, complaint, indictment, information or other document relating to any Proceeding or matter which may be subject to indemnification or advancement of Expenses covered hereunder.


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                                   ARTICLE IV
                                 INDEMNIFICATION

      4.01 In General. If, by reason of Indemnitee's Corporate Status, Indemnitee was or is, or is threatened to be made, a party to any proceeding by reason of Indemnitee's Corporate Status, the Company shall indemnify Indemnitee to the fullest extent permitted by applicable law in effect on the date hereof and to such greater extent as applicable law may thereafter from time to time permit. Such right of indemnification shall include, but not be limited to, the rights set forth in Sections 4.02, 4.03, 4.04 and 4.05 hereof.

      4.02 Proceedings Other Than Proceedings by or in the Right of the Company. Indemnitee shall be entitled to the rights of indemnification provided in this
Section 4.02 if, by reason of Indemnitee's Corporate Status, Indemnitee was or is, or is threatened to be made, a party to any Proceeding, other than a Proceeding by or in the right of the Company. Indemnitee shall be indemnified against Expenses, judgments, penalties, fines, ERISA excise taxes or penalties and amounts paid in settlement (including all interest, assessments, and other charges paid or payable in connection with or in respect of such Expenses), actually and reasonably incurred by Indemnitee or on Indemnitee's behalf in connection with such Proceeding or any claim, issue or matter therein, if Indemnitee acted in Good Faith.

      4.03 Proceedings by or in the Right of the Company. Indemnitee shall be entitled to the rights of indemnification provided in this Section 4.03 if, by reason of Indemnitee's Corporate Status, Indemnitee was or is, or is threatened to be made, a party to any Proceeding brought by or in the right of the Company to procure a judgment in its favor. Indemnitee shall be indemnified against Expenses, judgments, penalties, fines, ERISA excise taxes or penalties, and amounts paid in settlement (including all interest, assessments, and other charges paid or payable in connection with or in respect of such Expenses), actually and reasonably incurred by Indemnitee or on Indemnitee's behalf in connection with such Proceeding or any claim issue or matter therein if Indemnitee acted in Good Faith. Notwithstanding the foregoing, no such indemnification shall be made in respect of any claim, issue or matter in such Proceeding as to which Indemnitee shall have been adjudged to be liable to the Company if applicable law prohibits such indemnification; provided, however, that, if applicable law so permits, indemnification shall nevertheless be made by the Company in such event if and only to the extent that the Court of Chancery of the State of Delaware, or the court in which such Proceeding shall have been brought or is pending, shall determine.

      4.04 Indemnification of a Party Who is Wholly or Partly Successful. Notwithstanding any other provision of this Agreement, to the extent that Indemnitee was or is, by reason of Indemnitee's Corporate Status, a party to and is successful, on the merits or otherwise, in any Proceeding, Indemnitee shall be indemnified to the maximum extent permitted by law, against all Expenses, judgments, penalties, fines, ERISA excise taxes or penalties, and amounts paid in settlement (including all interest, assessments, and other charges paid or payable in connection with or in respect of such Expenses), actually and reasonably incurred by Indemnitee or on Indemnitee's behalf in connection with such Proceeding or any claim, issue or matter therein. If Indemnitee is not wholly successful in such Proceeding but is successful, on the merits or otherwise, as to one or more but less than all claims, issues or matters in such Proceeding, the Company shall indemnify Indemnitee to the maximum extent permitted by law, against all Expenses, judgments, penalties, fines, ERISA excise taxes or penalties, and amounts


                                     - 5 -
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paid in settlement (including all interest, assessments, and other charges paid or payable in connection with or in respect of such Expenses), actually and reasonably incurred by Indemnitee or on Indemnitee's behalf in connection with each successfully resolved claim, issue or matter. For purposes of this Section
4.04 and without limitation, the termination of any claim, issue or matter in such a Proceeding by dismissal, with or without prejudice, shall be deemed to be a successful result as to such claim, issue or matter, so long as there has been no finding (either adjudicated or pursuant to Article VI) that Indemnitee did not act in Good Faith.

      4.05 Indemnification for Expenses as a Witness. Notwithstanding any other provision of this Agreement, to the extent that Indemnitee is, by reason of Indemnitee's Corporate Status, a witness in any Proceeding, Indemnitee shall be indemnified against all Expenses actually and reasonably incurred by Indemnitee or on Indemnitee's behalf in connection therewith.

                                    ARTICLE V
                             ADVANCEMENT OF EXPENSES

      Notwithstanding any provision to the contrary in Article VI, the Company shall advance all reasonable Expenses which, by reason of Indemnitee's Corporate Status, were incurred by or on behalf of Indemnitee in connection with any Proceeding, within twenty days after the receipt by the Company of a statement or statements from Indemnitee requesting such advance or advances, whether prior to or after final disposition of such Proceeding. Such statement or statements shall reasonably evidence the Expenses incurred by Indemnitee and shall include or be preceded or accompanied by an undertaking by or on behalf of Indemnitee to repay any Expenses if it shall ultimately be determined that Indemnitee is not entitled to be indemnified against such Expenses. Any advance and undertakings to repay pursuant to this Article V shall be unsecured and interest free.

                                   ARTICLE VI
                         PROCEDURES FOR DETERMINATION OF
                         ENTITLEMENT TO INDEMNIFICATION

      6.01 Initial request. To obtain indemnification under this Agreement, Indemnitee shall submit to the Company a written request, including therein or therewith such documentation and information as is reasonably available to Indemnitee and is reasonably necessary to determine whether and to what extent Indemnitee is entitled to indemnification. The Secretary of the Company shall promptly advise the Board in writing that Indemnitee has requested indemnification.

      6.02 Method of Determination. A determination (if required by applicable law) with respect to Indemnitee's entitlement to indemnification shall be made as follows:

            (a) if a Change in Control has occurred, unless Indemnitee shall request in writing that such determination be made in accordance with clause (b) of this Section 6.02, the determination shall be made by Independent Counsel



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                  in a written opinion to the Board, a copy of which shall be delivered to Indemnitee;

            (b)   if a Change of Control has not occurred, and subject to
                  Section 6.03, the determination shall be made by the Board by a majority vote of a quorum consisting of Disinterested Directors. In the event that a quorum of the Board consisting of Disinterested Directors is not obtainable or, even if obtainable, such quorum of Disinterested Directors so directs, the determination shall be made by Independent Counsel in a written opinion to the Board, a copy of which shall be delivered to Indemnitee.

      6.03 Selection, Payment, Discharge, of Independent Counsel. In the event the determination of entitlement to indemnification is to be made by Independent Counsel pursuant to Section 6.02 of this Agreement, the Independent Counsel shall be selected, paid, and discharged in the following manner:

            (a) If a Change of Control has not occurred, the Independent Counsel shall be selected by the Board, and the Company shall give written notice to Indemnitee advising Indemnitee of the identity of the Independent Counsel so selected.

            (b) If a Change of Control has occurred, the Independent Counsel shall be selected by Indemnitee (unless Indemnitee shall request that such selection be made by the Board, in which event clause (a) of this section shall apply), and Indemnitee shall give written notice to the Company advising it of the identity of the Independent Counsel so selected.

            (c)   Following the initial selection described in clauses (a) and
                  (b) of this Section 6.03, Indemnitee or the Company, as the case may be, may, within 7 days after such written notice of selection has been given, deliver to the other party a written objection to such selection. Such objection may be asserted only on the ground that the Independent Counsel so selected does not meet the requirements of Independent Counsel as defined in Section 1.09 of this Agreement, and the objection shall set forth with particularity the factual basis of such assertion. Absent a proper and timely objection, the person so selected shall act as Independent Counsel. If such written objection is made, the Independent Counsel so selected may not serve as Independent Counsel unless and until a court has determined that such objection is without merit.

            (d) Either the Company or Indemnitee may petition the Court of Chancery of the State of Delaware or other court of competent jurisdiction if the parties have been unable to agree on the selection of Independent Counsel within 20 days after submission by Indemnitee of a written request for indemnification pursuant to Section 6.01 of this Agreement. Such petition


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                  may request a determination whether an objection to the
                  party's selection is without merit and/or seek the appointment as Independent Counsel of a person selected by the Court or by such other person as the Court shall designate. A person so appointed shall act as Independent Counsel under Section 6.02 of this Agreement.

            (e) The Company shall pay any and all reasonable fees and expenses of Independent Counsel incurred by such Independent Counsel in connection with acting pursuant to this Agreement, and the Company shall pay all reasonable fees and expenses incident to the procedures of this Section 6.03, regardless of the manner in which such Independent Counsel was selected or appointed.

            (f) Upon the due commencement of any judicial proceeding or arbitration pursuant to Section 8.01(c) of this Agreement, Independent Counsel shall be discharged and relieved of any further responsibility in such capacity (subject to the applicable standards of professional conduct then prevailing).

      6.04 Cooperation. Indemnitee shall cooperate with the person, persons or entity making the determination with respect to Indemnitee's entitlement to indemnification under this Agreement, including providing to such person, persons or entity upon reasonable advance request any documentation or information which is not privileged or otherwise protected from disclosure and which is reasonably available to Indemnitee and reasonably necessary to such determination. Any expenses, costs, disbursements and obligations (including attorneys' fees) incurred by Indemnitee in so cooperating with the person, persons or entity making such determination shall be borne by the company (irrespective of the determination as to Indemnitee's entitlement to indemnification) and the Company hereby indemnifies and agrees to hold Indemnitee harmless therefrom.

      6.05 Payment. If it is determined that Indemnitee is entitled to indemnification, payment to Indemnitee shall be made within ten (10) days after such determination.

                                   ARTICLE VII
                 PRESUMPTIONS AND EFFECT OF CERTAIN PROCEEDINGS

      7.01 Burden of Proof. In making a determination with respect to entitlement to indemnification hereunder, the person or persons or entity making such determination shall presume that Indemnitee is entitled to indemnification under this Agreement if Indemnitee has submitted a request for indemnification in accordance with Section 6.01 of this Agreement, and the Company shall have the burden of proof to overcome that presumption in connection with the making by any person, persons or entity of any determination contrary to that presumption.

      7.02 Effect of Other Proceedings. The termination of any Proceeding or of any claim, issue or matter therein, by judgment, order, settlement or conviction, or upon a plea of


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nolo contendere or its equivalent, shall not (except as otherwise expressly provided in this Agreement) of itself adversely affect the right of Indemnitee to indemnification or create a presumption that Indemnitee did not act in Good Faith.

      7.03 Reliance as Safe Harbor. For purposes of any determination of Good Faith, Indemnitee shall be deemed to have acted in Good Faith if Indemnitee's action is based on the records or books of account of the Enterprise, including financial statements, or on information supplied to Indemnitee by the officers of the Enterprise in the course of their duties, or on the advice of legal counsel for the Enterprise or on information or records given or reports made to the Enterprise by an independent certified public accountant or by an appraiser or other expert selected with reasonable care by the Enterprise. The provisions of this Section 7.03 shall not be deemed to be exclusive or to limit in any way the other circumstances in which the Indemnitee may be deemed to have met the applicable standard of conduct set forth in this Agreement.

      7.04 Actions of Others. The knowledge and/or actions, or failure to act, of any director, officer, agent or employee of the Enterprise shall not be imputed to Indemnitee for Purposes of determining the right to indemnification under this Agreement.

                                  ARTICLE VIII
                             REMEDIES OF INDEMNITEE

      8.01 Application. This Article VIII shall apply in the event of a Dispute. For purposes of this Article, "Dispute", shall mean any of the following events:

            (a) a determination is made pursuant to Article VI of this Agreement that Indemnitee is not entitled to indemnification under this Agreement;

            (b) advancement of Expenses is not timely made pursuant to Article V of this Agreement;

            (c)   the determination of entitlement to be made pursuant to
                  Section 6.02 of this Agreement has not been made within 90 days after receipt by the Company of the request for indemnification;

            (d)   payment of indemnification is not made pursuant to Section
                  4.05 of this Agreement within ten (10) days after receipt by the Company of a written request therefor; or

            (e) payment of indemnification is not made within ten (10) days after a determination has been made that Indemnitee is entitled to indemnification or such determination is deemed to have been made pursuant to Article VI of this Agreement.

      8.02 Adjudication. In the event of a Dispute, Indemnitee shall be entitled to an adjudication in an appropriate court of the State of Delaware, or in any other court of competent


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jurisdiction, of Indemnitee's entitlement to such indemnification or advancement of Expenses. Alternatively, Indemnitee, at Indemnitee's option, may seek an award in arbitration to be conducted by a single arbitrator pursuant to the rules of the American Arbitration Association. Indemnitee shall commence such proceeding seeking an adjudication or an award in arbitration within 180 days following the date on which Indemnitee first has the right to commence such proceeding pursuant to this Section 8.02. The Company shall not oppose Indemnitee's right to seek any such adjudication or award in arbitration.

      8.03 De Novo Review. In the event that a determination shall have been made pursuant to Article VI of this Agreement that Indemnitee is not entitled to indemnification, any judicial proceeding or arbitration commenced pursuant to this Article VIII shall be conducted in all respects as a de novo trial, or arbitration, on the merits and Indemnitee shall not be prejudiced by reason of that adverse determination. In any such proceeding or arbitration, the Company shall have the burden of proving that Indemnitee is not entitled to indemnification or advancement of Expenses, as the case may be.

      8.04 Company Bound. If a determination shall have been made or deemed to have been made pursuant to Article VI of this Agreement that Indemnitee is entitled to indemnification, the Company shall be bound by such determination in any judicial proceeding or arbitration absent (i) a misstatement by Indemnitee of a material fact or an omission of a material fact necessary to make Indemnitee's statement not materially misleading, in connection with the request for indemnification, or (ii) a prohibition of such indemnification under applicable law.

      8.05 Procedures Valid. The Company shall be precluded from asserting in any judicial proceeding or arbitration commenced pursuant to this Article VIII that the procedures and presumptions of this Agreement are not valid, binding and enforceable and shall stipulate in any such court or before any such arbitrator that the Company is bound by all the provisions of this Agreement.

      8.06 Expenses of Adjudication. In the event that Indemnitee, pursuant to this Article VIII, seeks a judicial adjudication of or an award in arbitration to enforce Indemnitee's rights under, or to recover damages for breach of this Agreement, Indemnitee shall be entitled to recover from the Company, and shall be indemnified by the Company against, any and all expenses (of the types described in the definition of Expenses in Section 1.07 of this Agreement) actually and reasonably incurred by Indemnitee in such adjudication or arbitration, but only if Indemnitee prevails therein. If it shall be determined in such adjudication or arbitration that Indemnitee is entitled to receive part but not all of the indemnification or advancement of expenses sought, the expenses incurred by Indemnitee in connection with such adjudication or arbitration shall be appropriately prorated.


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                                   ARTICLE IX
                     NON-EXCLUSIVITY, INSURANCE, SUBROGATION

      9.01 Non-Exclusivity. The rights of indemnification and to receive advancement of Expenses as provided by this Agreement shall not be deemed exclusive of any other rights to which Indemnitee may at any time be entitled under applicable law, the Certificate of Incorporation, the By-Laws, any agreement, a vote of stockholders or a resolution of directors, or otherwise. No amendment, alteration, rescission or replacement of this Agreement or any provision hereof shall be effective as to Indemnitee with respect to any action taken or omitted by such Indemnitee in Indemnitee's Corporate Status prior to such amendment, alteration, rescission or replacement.

      9.02 Insurance. The Company may maintain an insurance policy or policies against liability arising out of this Agreement or otherwise.

      9.03 Subrogation. In the event of any payment under this Agreement, the Company shall be subrogated to the extent of such payment to all of the rights of recovery of Indemnitee, who shall execute all papers required and take all action necessary to secure such rights, including execution of such documents as are necessary to enable the Company to bring suit to enforce such rights.

      9.04 No Duplicative Payment. The Company shall not be liable under this Agreement to make any payment of amounts otherwise indemnifiable hereunder if and to the extent that Indemnitee has otherwise actually received such payment under any insurance policy, contract, agreement or otherwise.

                                    ARTICLE X
                               GENERAL PROVISIONS

      10.01 Binding Effect, Etc. This Agreement shall be binding upon and inure to the benefit of and be enforceable by the parties hereto and their respective successors, assigns, including any direct or indirect successor by purchase, merger, consolidation or otherwise to all or substantially all of the business and/or assets of the Company, spouses, heirs, executors and personal and legal representatives. This Agreement shall continue in effect regardless of whether Indemnitee continues to serve as an officer or director of the Company or of any other enterprise at the Company's request.

      10.02 Severability. If any provision or provisions of this Agreement shall be held to be invalid, illegal or unenforceable for any reason whatsoever:

            (a) the validity, legality and enforceability of the remaining provisions of this Agreement (including without limitation, each portion of any Section of this Agreement containing any such provision held to be invalid, illegal or unenforceable, that is not itself invalid, illegal or unenforceable) shall not in any way be affected or impaired thereby, and

            (b) to the fullest extent possible, the provisions of this Agreement (including, without limitation, each portion of any Section of this Agreement



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                  containing any such provision held to be invalid, illegal or unenforceable, that is not itself invalid, illegal or unenforceable) shall be construed so as to give effect to the intent manifested by the provision held invalid, illegal or unenforceable.

      10.03 No Adequate Remedy. The parties declare that it is impossible to measure in money the damages which will accrue to either party by reason of a failure to perform any of the obligations under this Agreement. Therefore, if either party shall institute any action or proceeding to enforce the provisions hereof, such party against whom such action or proceeding is brought hereby waives the claim or defense that such party has an adequate remedy at law, and such party shall not urge in any such action or proceeding the claim or defense that the other party has an adequate remedy at law.

      10.04 Identical Counterparts. This Agreement may be executed in one or more counterparts, each of which shall for all purposes be deemed to be an original but all of which together shall constitute one and the same Agreement. Only one such counterpart signed by the party against whom enforceability is sought needs to be produced to evidence the existence of this Agreement.

      10.05 Headings. The headings of the paragraphs of this Agreement are inserted for convenience only and shall not be deemed to constitute part of this Agreement or to affect the construction thereof.

      10.06 Modification and Waiver. No supplement, modification or amendment of this Agreement shall be binding unless executed in writing by both of the parties hereto. No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provisions thereof (whether or not similar) nor shall such waiver constitute a continuing waiver.

      10.07 Notices. All notices, requests, demands and other communications hereunder shall be in writing and shall be deemed to have been duly given if (i) delivered by hand and receipted for by the party to whom said notice or other communication shall have been directed, or (ii) mailed by certified or registered mail with postage prepaid, on the third business day after the date on which it is so mailed:

         If to Indemnitee, to:      As shown with Indemnitee's Signature below.

         If to the Company to:      Ceridian Corporation
                                    3311 East Old Shakopee Road
                                    Minneapolis, MN 55425
                                    Attn: Office of the General Counsel

or to such other address as may have been furnished to Indemnitee by the Company or to the Company by Indemnitee, as the case may be.


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
      10.08 Governing Law. The parties agree that this Agreement shall be governed by, and construed and enforced in accordance with, the laws of the state of Delaware without application of the conflict of laws principles thereof.

      10.09 Entire Agreement. This Agreement constitutes the entire agreement and understanding between the parties hereto in reference to all the matters herein agreed upon. This Agreement replaces in full all prior indemnification agreements or understandings of the parties hereto, and any all such prior agreements or understandings are hereby rescinded by mutual agreement.

      IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the day and year first above written.

ATTEST:                              CERIDIAN CORPORATION

By:                                  By:
    ----------------------------         ---------------------------------------
                                         Shirley J. Hughes
                                         Its:   Senior Vice President, Human
                                                Resources

                                     [NAME]

                                     -------------------------------------------

                            Address:
                                     -------------------------------------------

                                     -------------------------------------------



Last Update:  05/13/03


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